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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              COMSAT CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                          [COMSAT CORPORATION  LOGO]

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        Call the toll-free number shown on the voting instruction form.

                        Just follow these 4 easy steps:

1.  Read the accompanying Proxy Statement and voting instruction form.

2.  Call the toll-free number shown on your voting instruction form.

3.  Enter your 12 digit Control Number located on your voting instruction form.

4.  Follow the simple recorded instructions.

                            Your vote is important!

                              Call 24 hours a day

                                Vote by Internet

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                               WWW.PROXYVOTE.COM

                        Just follow these 4 easy steps:

1.  Read the accompanying Proxy Statement and voting instruction form.

2.  Go to website  WWW.PROXYVOTE.COM

3.  Enter your 12 digit Control Number located on your voting instruction form.

4.  Follow the simple recorded instructions.

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                            Available 24 hours a day

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